UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 17, 2008

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, the Compensation and Stock Option Committee of National Western Life Insurance Company ("Company") approved the 2008 Executive Officer Bonus Program ("Bonus Program").  This Bonus Program is designed to provide additional compensation to select executive officers based on the Company achieving certain performance and profit criteria so that executives are held accountable through their compensation for the performance of the business.  Participants in the Bonus Program include Chairman of the Board and Chief Executive Officer, Robert L. Moody; President and Chief Operating Officer, Ross R. Moody; and Senior Vice President, Chief Financial & Administrative Officer and Treasurer, Brian M. Pribyl.  The Bonus Program is in effect for the year ending December 31, 2008.  Any amounts earned under the Bonus Program will be paid in 2009.

Item 9.01.  Financial Statements and Exhibits.

( d ) Exhibits

Exhibit
Number	Description

10(bq)	National Western Life Insurance Company 2008 Executive Officer Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: March 27, 2008	By:	/S/ Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial & Administrative Officer
and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10(bq)	National Western Life Insurance Company 2008 Executive Officer Bonus Program